Exhibit 99.6

CLINICAL AND MARKETING SUPPORT SERVICES AGREEMENT

CONFIDENTIAL

This Clinical and Marketing Support Services Agreement (this “Agreement”) is made and entered into as of this 11th day of December, 2007 (the “Effective Date”) among ABIOMED, Inc., a Delaware corporation (“Abiomed”), World Heart Corporation, an Ontario corporation (“WHC”) and World Heart Inc., a Delaware corporation (“WHI”).  Abiomed, WHC and WHI shall each, at times, be referenced herein individually as a “Party” and together as the “Parties”.

WITNESSETH:

WHEREAS, simultaneously with the execution and delivery of this Agreement, WHC, WHI and Abiomed are entering into a Note Purchase Agreement (the “Purchase Agreement”) through which Abiomed is purchasing an 8% secured convertible promissory note issued by WHC and WHI (the “Note”) and a warrant to purchase shares of the common stock of WHC (the “Warrant”); and

WHEREAS, in partial consideration for the Warrant, Abiomed wishes to make available and WHC wishes to have available, certain clinical and marketing support services to be provided by Abiomed to WHC and WHI;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.             DEFINITIONS.

1.1.          Definitions. In addition to other terms specifically defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement and (b) the following terms shall have the meanings indicated in this Section 1.1:

 “Abiomed” has the meaning set forth in the preamble.

“Abiomed Default” has the meaning set forth in Section 7.1(a).

 “Abiomed Services” means the Marketing Support Services and Clinical Support Services provided under this Agreement.

“Affiliate” means any Person who, directly or indirectly controls, is under common control with, or is controlled by, another Person, whether directly or indirectly through one or more intermediaries. For the purposes of this definition, “control” and its derivatives mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Assign” and “Assignment” have the meanings set forth in Section 9.2.

“Clinical Statement of Work” has the meaning set forth in Section 3.2.

“Clinical Support Services” has the meaning set forth in Section 3.2.

 “Confidential Information” shall mean all trade secrets and confidential or proprietary information owned, possessed or used by a Disclosing Party hereunder (whether in written, oral, graphical, machine-readable or other form) that is disclosed to a Receiving Party hereunder or to which the Receiving Party has access, including, without limitation, all such information concerning the Disclosing Party’s applications, concepts, developments, devices, designs, disclosures, discoveries, formulae, ideas, improvements, inventions, know-how, materials formulations, methods, processes, products, research results, specifications, systems, technical data, any and all clinical or non-clinical documentation, memoranda, notebooks, photos, sketches, prints, drawings, research materials, charts, graphs, machinery, prototypes, tools, written material and plans, as well as a Disclosing Party’s present or future business plans and strategies, financial models, cost estimates and analyses, operations, commercial activities, customers, suppliers and business partners, and all information of third parties that the Disclosing Party has an obligation to keep confidential.  To the extent reasonably practicable, the Disclosing Party will prominently mark “Confidential” on the cover page of all written materials to be provided to Receiving Party hereunder.

“Disclosing Party” shall mean the Party disclosing Confidential Information hereunder.

“Governmental Authority” has the meaning set forth in the Purchase Agreement.

“Marketing Statement of Work” has the meaning set forth in Section 3.3.

“Marketing Support Services” has the meaning set forth in Section 3.3.

 “Note” has the meaning set forth in the preamble.

“Persons” means any individual, corporation, partnership, company, joint venture, association, trust, unincorporated organization or Governmental Authority.

“Receiving Party” shall mean the Party receiving Confidential Information hereunder.

“Term” has the meaning set forth in Section 2.1.

 “Warrant” has the meaning set forth in the preamble.

“WHC” has the meaning set forth in the preamble hereof.

“WHI” has the meaning set forth in the preamble hereof.

“WHC Default” has the meaning set forth in Section 7.2(a).

2.             TERM AND TERMINATION.

2.1.          Term. The term of this Agreement shall commence on the Effective Date hereof, and continue until the second anniversary thereof (the “Term”), unless terminated earlier pursuant to Section 7, or extended by mutual written agreement of all the Parties.

3.             DESCRIPTION OF ABIOMED SERVICES.

3.1.          Abiomed Services.  During the Term, Abiomed, WHC and WHI shall use good faith efforts to explore opportunities where they can work efficiently together for the mutual benefit of the Parties, including areas where Abiomed can provide the Abiomed Services described below in a cost-effective manner by leveraging economies of scale and existing infrastructure.

3.2.          Clinical Support Services. During the Term, WHC and WHI may, from time to time, request that Abiomed perform certain clinical support services for WHC or WHI (the “Clinical Support Services”); provided, however, that WHC and WHI are under no obligation to request any Clinical Support Services, or to request any minimum amount of Clinical Support Services during the Term.  If Abiomed agrees to perform such Clinical Support Services, the parties shall mutually agree on a written statement of work in the form of Exhibit B hereto (“Clinical Statement of Work”), provided, however, the Parties may mutually agree on variations to such form as required, on a case-by-case basis.  Examples of the types of Clinical Support Services that may be provided, upon mutual agreement, include the following:

Clinical Support (Clinical Field Specialist level):

(a)           On-site start-up and ongoing training of a clinical center’s clinical staff responsible for the care and management of LVAS recipients or LVAS hardware.

(b)           On-site clinical support to clinical centers, including but not limited to direct support at implants.  This would include from time-to-time, providing urgent clinical or technical on-site support.

(c)           Participation in a rotating schedule to provide 24-hour on-call clinical and technical support to clinical centers.

(d)           Documenting clinical experiences per WHC/WHI’s internal business and regulatory processes.

Clinical Trial Support (CRA I level):

(e)           Conducting study site initiations and close-out visits in compliance with WHC/WHI Clinical Affairs operating procedures and policies.  Ensuring collection of required essential documents for study start-up and throughout conduct of study.

(f)            Conducting study site monitoring visits to ensure that conduct of a Clinical Trial is in compliance with the then-currently approved protocol/amendment(s), with GCP, and with applicable regulatory requirements.  Conducting source data/document verification.

3.3.          Marketing Support Services. During the Term, WHC and WHI may, from time to time, request that Abiomed perform certain marketing support services for WHC and WHI (the “Marketing Support Services”); provided, however, that WHC and WHI are under no obligation to request any Marketing Support Services, or to request any minimum amount of Marketing Support Services during the Term.  If Abiomed agrees to perform such Marketing Support Services, the parties shall mutually agree on a written statement of work in the form of Exhibit B hereto (“Marketing Statement of Work”), provided, however, the Parties may mutually agree on variations to such form as required, on a case-by-case basis.  Examples of the types of Marketing Support Services that may be provided, upon mutual agreement, include the following:

(a)           Strategic marketing and or consulting services related to WHC, WHI or their products; and

(b)           Abiomed providing WHC access to floor space and other resources purchased by Abiomed at trade-shows in which Abiomed, in its sole discretion, has agreed to participate, in order to provide WHC and WHI the opportunity to market and promote their products.

3.4.          Integration.  All executed Clinical Statements of Work and Marketing Statements of Work shall be attached as consecutively numbered exhibits to this Agreement, and each shall constitute an integral part of this Agreement.

4.             CONSIDERATION FOR ABIOMED SERVICES.

4.1.          Warrant.  In consideration for the Abiomed Services, WHC shall issue the Warrant to Abiomed on the Effective Date of this Agreement.

4.2.          Abiomed Fees.  In addition to the consideration provided in Section 4.1, WHI,  WHC and Abiomed shall agree in any Clinical Statement of Work or Marketing Statement of Work on additional reasonable compensation paid by WHC and WHI to Abiomed for any Abiomed Services, which compensation shall be at a negotiated price that is for the benefit of all of the Parties (“Abiomed Fees”).  The Parties agree to negotiate in good faith a level of Abiomed Fees that is mutually beneficial, with the intention of Abiomed providing the Abiomed Services in areas in which Abiomed can provide such services at cost savings to WHC or WHI.  Subject to any caps set forth on any Clinical Statement of Work or Marketing Statement of Work, the Abiomed Fees shall include, at a minimum, reimbursement for all incremental expenses directly and reasonably incurred by Abiomed in connection with the performance of the Abiomed

Services, including, without limitation, travel and lodging expenses, and the costs of equipment and supplies necessary to provide the Abiomed Services (the “Abiomed Expenses”).  For the avoidance of doubt, the Abiomed Expenses shall include only those expenses that are not incurred in the ordinary course of Abiomed’s business, including without limitation fixed costs related to real estate and personnel.  WHC and WHI shall pay Abiomed the mutually agreed Abiomed Fees within thirty (30) calendar days following the receipt of a detailed statement of the Abiomed Fees, together with appropriate supporting documentation.

5.             WARRANTIES.

5.1.          Warranties Relating to Agreement Validity. In addition to any other representations and warranties contained in this Agreement, each Party represents and warrants to the other as of the Effective Date that:

(a)           it is duly organized and validly existing and in good standing in the jurisdiction of its organization;

(b)           it has the full right and authority to enter into, execute, deliver, and perform its obligations under this Agreement;

(c)           it has taken all requisite corporate or other action to approve the execution, delivery, and performance of this Agreement;

(d)           this Agreement constitutes its legal, valid and binding obligation enforceable against such Party in accordance with its terms;

(e)           to the best of its knowledge, there is no litigation, action, proceeding or investigation pending or threatened on any basis before any court or other Governmental Authority by, against, affecting or involving any of its business or assets that would affect its ability to carry out the transactions contemplated herein; and,

(f)            its execution of and performance under this Agreement does not violate any existing applicable law or any agreement to which it is a party.

5.2.          Requisite Standards. Abiomed represents and warrants that it has, or has access to, the requisite expertise and sufficient personnel and resources (including necessary supervision and support services) to deliver the Abiomed Services. Abiomed shall ensure that its employees have the requisite training to competently deliver the Abiomed Services.

5.3.          EXCLUSION OF WARRANTIES. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, THE ABIOMED SERVICES PROVIDED BY ABIOMED TO WHC AND WHI PURSUANT TO THIS AGREEMENT SHALL BE “AS-IS.” NO OTHER WARRANTY TO WHC, WHI OR ANY OTHER PERSON, WHETHER EXPRESS, IMPLIED OR STATUTORY, IS MADE, WHETHER AS TO THE INSTALLATION, DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS, USEFUL

LIFE, FUTURE ECONOMIC VIABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY ABIOMED SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY ABIOMED.

6.             FORCE MAJEURE

In the event that any Party shall be rendered wholly or partly unable to carry out its obligations under this Agreement, other than the obligation to pay money, by the occurrence of an event of force majeure, including fire, flood, earthquake, explosion, natural disaster, acts of God, riots, insurrection or other civil commotion, war, acts of terrorism, accidents, epidemics, reasonably unforeseen inability to obtain equipment or materials, reasonably unforeseen acts of government (other than acts of government directed exclusively at that Party, such as civil, criminal or regulatory action taken against the Party by name), then the performance of the obligations of the affected Party or Parties, other than the obligation to pay money, shall be excused for so long as such event of force majeure continues; provided, however, that the affected Party provides written notice to the other party of the occurrence of a force majeure event, makes reasonable efforts to remedy the disruption, and that, if such disruption due to force majeure continues for more than ninety (90) calendar days, then the party not affected by the force majeure event may terminate this Agreement by written notice which shall be effective upon receipt.

7.             DEFAULT.

7.1.          Abiomed Defaults and WHI and WHC Remedies.

(a)           Abiomed Defaults. The following events shall be defaults with respect to Abiomed (each, an “Abiomed Default”):

(i)            Abiomed (A) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property; (B) admits in writing its inability, or is generally unable, to pay its debts as such debts become due; (C) makes a general assignment for the benefit of its creditors; (D) commences a voluntary case under any bankruptcy law; (E) files a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up, or composition or readjustment of debts; (F) fails to controvert in a timely and appropriate manner, or acquiesces in writing to, any petition filed against Abiomed in an involuntary case under any bankruptcy law; or (G) takes any corporate or other action for the purpose of effecting any of the foregoing;

(ii)           A proceeding or case is commenced without the application or consent of Abiomed in any court of competent jurisdiction seeking: (A) its liquidation, reorganization, dissolution or winding-up or the composition or readjustment of debts or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of Abiomed under any bankruptcy law, and such proceeding or case shall continue undefended, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more calendar days;

(iii)          Abiomed breaches any material term of this Agreement (other than Section 11) and such breach remains uncured for thirty (30) calendar days after WHC’s or WHI’s notice to Abiomed of such breach, if curable within thirty (30) calendar days, or Abiomed fails to commence and pursue diligently a cure to such breach within thirty (30) calendar days of receiving such notice if a longer cure period is needed; and, in any event, fails to cure within thirty (30) calendar days of receiving such notice; and

(iv)          Abiomed is in material breach of the provisions of Section 11 hereof.

(b)           WHC and WHI’s Remedies. Upon the occurrence of any Abiomed Default, WHC and WHI may terminate this Agreement immediately upon a Abiomed Default pursuant to Section 7.1(a)(i) or (ii) and with at least fifteen (15) days’ written notice upon a Abiomed Default pursuant to Section 7.1(a)(iii) or (iv).  WHC and WHI shall reimburse Abiomed, pursuant to Section 4.2, for Abiomed Fees earned prior to the effective termination of this Agreement; except to the extent that the event giving rise to the termination has resulted in the non-performance or unsatisfactory performance (as reasonably determined by WHC and WHI in good faith) of the Abiomed Service.  For the avoidance of doubt, the occurrence of any Abiomed Default shall have no effect on the enforceability of the Warrant, which shall remain effective in accordance with its terms.

7.2.          WHC and WHI Defaults and Abiomed’s Remedies.

(a)           WHC Default. The following events shall be defaults with respect to WHC and WHI (each, a “WHC Default”):

(i)            the occurrence of a Bankruptcy Event (as defined in the Note);

(ii)           WHC or WHI breaches any material term of this Agreement (other than Section 11) and such breach remains uncured for thirty (30) calendar days after Abiomed’s notice to WHC and WHI of such breach, if curable within thirty (30) calendar days, or WHC or WHI fails to commence and pursue diligently a cure to such breach within thirty (30) calendar days of receiving such notice, if a longer cure period is needed, and, in any event, fails to cure within thirty (30) calendar days of receiving such notice;

(iii)          WHC or WHI fails to pay Abiomed any undisputed amount due Abiomed hereunder within fifteen (15) calendar days from the date due (i.e. forty five (45) calendar days after receipt of the relevant invoice);

(iv)          An Event of Default (as defined in the Note) occurs; and

(v)           WHC or WHI is in material breach of the provisions of Section 11 hereof.

(b)           Abiomed’s Remedies. Upon the occurrence of any WHC Default, Abiomed may terminate this Agreement immediately upon a WHC Default pursuant to Section 7.2(a)(i) or (iii)and within fifteen (15) days upon a WHC Default pursuant to Section 7.2(a)(ii), (iv) or (v).

8.             LIMITATION OF LIABILITY.

NO PARTY SHALL BE LIABLE TO THE OTHER PARTIES OR ANY THIRD PARTY FOR ANY SPECIAL, PUNITIVE, EXEMPLARY, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR LOSSES OR DAMAGES FOR LOST REVENUE OR LOST PROFITS, WHETHER FORESEEABLE OR NOT, ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT, EXCEPT FOR THE BREACH OF A PARTY’S OBLIGATIONS UNDER SECTION 11.  EXCEPT FOR THE BREACH OF A PARTY’S OBLIGATIONS UNDER SECTION 11, ABIOMED’S MAXIMUM LIABILITY TO WHC AND WHI, IF ANY, AND WHC AND WHI’S MAXIMUM LIABILITY TO ABIOMED, IF ANY, IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED, IN THE AGGREGATE, TO THE CUMULATIVE AMOUNT OF THE ABIOMED FEES.

9.             ASSIGNMENT AND SUBCONTRACTING.

9.1.          Successors and Assigns; Subcontracting. This Agreement shall inure to the benefit of and shall be binding upon the Parties and their respective permitted successors and assigns; provided, that Abiomed may elect to use subcontractors in meeting its obligations hereunder.  If Abiomed wishes to use subcontractors in providing any of the Abiomed Services hereunder: (i) Abiomed will notify WHC and WHI of the identity of such proposed subcontractors in advance; (ii) the use of the identified subcontractors will be subject to WHC and WHI’s prior written consent, such consent not to be unreasonably withheld; and (iii) Abiomed shall ensure that such subcontrators are bound by obligations of confidentiality no less protective of WHC and WHI’s Confidential Information than the terms of Section 11 of this Agreement.

9.2.          Assignment by WHC and WHI. WHC and WHI shall not sell, transfer, assign, pledge or cause to be assumed (together, “Assign”; and any such action, an “Assignment”) this Agreement, in whole or in part (whether by contract, operation of law, or as the result of corporate merger, consolidation, divestiture, split up, split off, spin off or similar transaction by which a resulting Person, whether an Affiliate or otherwise, purports to be entitled to the benefits and to performance of the obligations of this Agreement), without the prior written consent of Abiomed; provided, however, that if Abiomed does not consent to the assignment of this Agreement in the event of an acquisition of WHC by any other Person whether by merger or through a sale of substantially all of WHC’s assets, WHC may terminate this Agreement.

9.3.          Assignment by Abiomed. Abiomed shall not, without the prior written consent of WHC and WHI, Assign this Agreement, in whole or in part; provided, that without the prior consent of WHC and WHI, Abiomed may Assign this Agreement to an Affiliate of Abiomed (provided that such assignment shall not release Abiomed from its obligations hereunder without the consent of WHC and WHI, such consent not to be unreasonably withheld, conditioned or delayed), or in connection with the merger, consolidation or sale of all or substantially all of Abiomed’s stock, interests or assets.

10.           NOTICES. Any and all notices or other communications required or permitted to be provided to or upon Abiomed, WHC or WHI hereunder shall be effected in the manner provided for in Section 7.3 of the Purchase Agreement.

11.           CONFIDENTIALITY.

11.1.        Restrictions on Use. If either Party provides Confidential Information to the other Party, or if in the course of performing under this Agreement a Party comes into possession of Confidential Information of the other Party, the Receiving Party shall use the Disclosing Party’s Confidential Information only (a) for the purpose of performing under this Agreement, and (b) for such other purposes, if any, as the Disclosing Party may expressly authorize in writing prior to such use.  In no event shall the Receiving Party use or exploit any such Confidential Information for its own benefit or the benefit of another without the prior written authorization of the Disclosing Party.  The Receiving Party shall not copy any such Confidential Information except as necessary for a permitted use, and shall ensure that all such copies are marked in writing as proprietary or confidential information of the Disclosing Party.

11.2.        Restrictions on Disclosure. The Receiving Party shall not disclose any of the Disclosing Party’s Confidential Information to any agent, contractor or other person not employed by the Receiving Party, except (a) to its directors, accountants and attorneys, (b) such other persons, if any, as to whom the Disclosing Party consents in advance in writing.  The Receiving Party shall disclose the Disclosing Party’s Confidential Information only to those of its employees, contractors and agents, in each case, need such Confidential Information to carry out a permitted use on behalf of the Receiving Party and who agree in writing or who are already under a duty to protect and observe the confidentiality and limitations on use of such Confidential Information, on terms no less restrictive than the terms of this Section 11.  The Receiving Party shall take all measures reasonably necessary to protect the confidentiality of Confidential Information, including, without limitation, taking such precautions as the Receiving Party takes to protect the Receiving Party’s own confidential and proprietary information; provided however, that such measures shall in no event be less than reasonable measures to protect the confidentiality of the Disclosing Party’s Confidential Information.  Notwithstanding the foregoing, the Receiving Party may disclose Confidential Information of the Disclosing Party as required by law or regulation, provided that, to the extent feasible, the Receiving Party gives the Disclosing Party prior written notice of such disclosure and cooperates reasonably, at Disclosing Party’s sole expense, to obtain confidential treatment if available, and in any case, to restrict any such disclosure to the maximum extent permitted by applicable law.

11.3.        Permitted Disclosures. The obligations of confidentiality and restrictions on use set forth in Sections 11.1 and 11.2 hereof shall not apply to any Confidential Information that the Receiving Party can demonstrate: (a) was generally available to the public at the time of disclosure to the Receiving Party or subsequently became generally available to the public through no act or omission attributable to the Receiving Party; (b) was rightfully in the possession of the Receiving Party, without an obligation of confidentiality to the Disclosing Party, prior to disclosure by the Disclosing Party; (c) is received by the Receiving Party from a third party, which is not and was not bound by a confidentiality agreement with the Disclosing Party or which otherwise did not have a duty of confidentiality to the Disclosing Party covering such information; or (d) such Confidential Information is independently developed by Receiving Party or its representatives entirely without reference to the Confidential Information.  For the purpose of this Section 11.3, Confidential Information received by any Party hereunder shall not be deemed to fall within any of the foregoing exceptions merely because it is embraced by general information within any such exceptions.  In addition, any combination of features received as Confidential Information by the Receiving Party shall not be deemed to fall within any of the foregoing exceptions merely because individual features are separately embraced within any such exceptions but only if the combination itself, and its principles of operation, is within such exceptions.

11.4.        Ownership of Confidential Information; No License; Disclaimer. The Receiving Party agrees that, as between the Parties hereto, the Disclosing Party is and shall remain the exclusive owner of the Disclosing Party’s Confidential Information, all intellectual property rights therein and all copies thereof. No license or conveyance to the Receiving Party of any rights under any patent, copyright, trade secret or other intellectual property right is granted or implied under this Agreement. All Confidential Information is disclosed “AS IS” and the Disclosing Party makes no representations or warranties, express, implied or statutory, with respect to Confidential Information.

11.5.        Return of Materials. Except for data retention requirements provided by law, upon the request of the Disclosing Party, the Receiving Party shall, at its option, deliver to the Disclosing Party or destroy all documents, disks, copies and other materials representing or containing the Disclosing Party’s Confidential Information (or any part thereof), including erasing or destroying all such information stored or running in computer memory or in any other data storage device, except for a single copy of the Disclosing Party’s Confidential Information which may be retained solely for archival purposes. Upon the request of the Disclosing Party, an officer of the Receiving Party shall certify to the Disclosing Party in writing that the Receiving Party has complied with the terms of this Section 11.5.

11.6.        Notification and Further Action.  The Receiving Party shall promptly notify the Disclosing Party if it becomes aware of any unauthorized use or disclosure of any of the Disclosing Party’s Confidential Information by Receiving Party, and, at the Disclosing Party’s request, shall take such action as may be reasonably necessary and legally permissible to terminate or remedy any unauthorized use or disclosure that results from any act or omission of the Receiving Party or its employees, contractors or agents.

11.7.        Enforcement of Confidentiality Obligation. Each Party agrees that the provisions of this Section 11 are necessary for the protection of the business and goodwill of the Parties and are considered by the Parties to be reasonable for that purpose.  The Receiving Party agrees that any breach of this Section 11 may cause the Disclosing Party substantial and irreparable damages and, therefore, in the event of any such breach or threatened breach, in addition to other remedies which may be available, the Disclosing Party shall have the right to seek specific performance, injunctive and other equitable relief.

11.8.        Survival. The obligations set forth in this Section 11 shall survive the expiration or termination of this Agreement for a period of three (3) years.

12.           MISCELLANEOUS.

12.1.        Integration; Exhibits. This Agreement and the other Transaction Documents (as defined in the Purchase Agreement), constitute the entire agreement and understanding between Abiomed, WHC and WHI with respect to the subject matter hereof and supersedes all prior agreements between them relating to the subject matter hereof, which are hereby of no further force or effect. The Exhibits referred to herein are integral parts hereof and are made a part of this Agreement by reference. In the event of a conflict between the provisions of this Agreement and those of any Exhibit, the provisions of this Agreement shall prevail and such Exhibit shall be corrected accordingly, unless the Parties expressly state in an Exhibit that the terms of such Exhibit are intended to prevail over the terms of this Agreement.

12.2.        Interpretation. The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement. Words in this Agreement that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require. The words “hereof”, “herein”, and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “include”, “includes”, and “including” mean include, includes, and including “without limitation”.  Except as the context otherwise indicates, all references to “Exhibits” and “Sections” refer to Exhibits and Sections of this Agreement.

12.3.        Amendments. This Agreement may only be amended, modified, or supplemented by an instrument in writing executed by duly authorized representatives of WHC, WHI and Abiomed.

12.4.        Limited Effect of Waiver. The failure of any of Abiomed, WHC or WHI to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, in any other instance or of any other provision in any instance.

12.5.        Survival. The provisions of Section 1 (Definitions), Section 5.3 (Exclusion of Warranties), Section 8 (Limitation of Liability), Section 9 (Assignment and

Subcontracting), Section 10 (Notices), Section 11 (Confidentiality), and Section 12 (Miscellaneous) shall survive the expiration or termination of this Agreement for any reason; provided, that the survival of any particular provision or set of provisions shall be limited in duration if and to the extent such survival is explicitly limited herein or otherwise limited by applicable law.

12.6.        Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without reference to its principles of conflicts of laws.

12.7.        Severability. If any term, covenant or condition in this Agreement shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by applicable law and, if appropriate, such invalid or unenforceable provision shall be modified or replaced to give effect to the underlying intent of the Parties and to the intended economic benefits of the Parties.

12.8.        Relation of the Parties. The relationship between Abiomed on the one part, and WHC and WHI on the other part, shall not be that of partners, agents, or joint venturers, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including federal income tax purposes. Abiomed on the one part, and WHC and WHI on the other part, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk. WHI and WHC have no right to create an obligation for Abiomed, and Abiomed has no right to create any obligation for WHI or WHC.

12.9.        Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.  Facsimile transmission of executed copies or signature pages for this Agreement shall be legal, valid and binding execution and delivery for all purposes.

[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Clinical and Marketing Support Services Agreement as an instrument under seal as of the Effective Date.

ABIOMED, INC.

By:	/s/ Michael R. Minogue
Name:	Michael Minogue
Title :	CEO, Chairman

WORLD HEART CORPORATION

By:	/s/ Jal S. Jassawalla
Name:
Title:

WORLD HEART INC.

By:	/s/ Jal S. Jassawalla
Name:
Title:

EXHIBIT A

Form of Clinical Statement of Work

Date:

This Clinical Statement of Work (“Statement of Work”) is subject to the terms and conditions of the Clinical and Marketing Support Services Agreement effective December    , 2007 (the “Agreement”) between ABIOMED, Inc., a Delaware corporation (“Abiomed”), World Heart Corporation, an Ontario corporation (“WHC”) and World Heart Inc., a Delaware corporation (“WHI”).

This Statement of Work forms an integral part of the Agreement.  This Statement of Work and the main body of this Agreement should be construed to the extent possible so as not to conflict.  In the event of any unresolvable conflict between the terms of the main body of the Agreement and the terms of this Statement of Work, the terms of the Agreement will prevail unless expressly stated otherwise in this Statement of Work.

Capitalized terms used in this Statement of Work but not defined herein, shall have the meaning set forth in the Agreement.

1.             Term of Statement of Work.

Clinical Services Commencement Date:  [                   ].

Clinical Services Termination Date:  [                      ].

2.             Scope of Clinical Services.

[Specify the Clinical Services to be provided to WHC or WHI and any specific Clinical Service delivery dates or other milestones.]

Abiomed will perform the Services at [location].[The locations will consist of clinical centers as identified by WHC/WHI, located in the United States, Canada and European Union.

3.             Abiomed Personnel.

[List names.]

4.             WHC/WHI Responsibilities.

[List any WHC/WHI obligations, e.g. supply of materials etc.]

[For example:

* WHC/WHI personnel will ensure and conduct proper training of Abiomed personnel regarding WHC/WHI products, operating procedures, study protocols.

* WHC/WHI will provide Abiomed personnel with Operating Manuals, Study Protocols and other relevant material deemed necessary to provide the Clinical Support Services]

5.             Abiomed Fees.

[Specify Abiomed Expenses to be reimbursed by WHC/WHI and any other Abiomed Fees]

[Specify a cap on pre-approved reimbursable Abiomed Expenses]

[Specify any particular Abiomed Expenses (other than those in excess of the cap) that require WHC/WHI pre-approval]

6.             Other.

[Add any other terms as relevant.]

IN WITNESS WHEREOF, the Parties have executed this Clinical Statement of Work as of the date first set forth above.

ABIOMED, INC.

By:
Name:
Title:

WORLD HEART CORPORATION

By:
Name:
Title:

WORLD HEART INC.

By:
Name:
Title:

EXHIBIT B

Form of Marketing Statement of Work

Date:

This Marketing Statement of Work (“Statement of Work”) is subject to the terms and conditions of the Marketing and Marketing Support Services Agreement effective December     , 2007 (the “Agreement”) between Abiomed, Inc., a Delaware corporation (“Abiomed”), World Heart Corporation, an Ontario corporation (“WHC”) and World Heart Inc., a Delaware corporation (“WHI”).

This Statement of Work forms an integral part of the Agreement.  This Statement of Work and the main body of this Agreement should be construed to the extent possible so as not to conflict.  In the event of any unresolvable conflict between the terms of the main body of the Agreement and the terms of this Statement of Work, the terms of the Agreement will prevail unless expressly stated otherwise in this Statement of Work.

Capitalized terms used in this Statement of Work but not defined herein, shall have the meaning set forth in the Agreement.

1.             Term of Statement of Work.

Marketing Services Commencement Date:  [                   ].

Marketing Services Termination Date:  [                      ].

2.             Scope of Marketing Services.

[Specify the Marketing Services to be provided to WHC or WHI and any specific Marketing Service delivery dates or other milestones.]

Abiomed will perform the Services at [specify location].

3.             Abiomed Personnel.

[List names.]

4.             WHC/WHI Responsibilities.

[List any WHC/WHI obligations, e.g. supply of materials etc.]

5.             Abiomed Fees.

[Specify Abiomed Expenses to be reimbursed by WHC/WHI and any other Abiomed Fees]

[Specify a cap on pre-approved reimbursable Abiomed Expenses]

[Specify any particular Abiomed Expenses (other than those in excess of the cap) that require WHC/WHI pre-approval]

6.             Other.

[Add any other terms as relevant.]

IN WITNESS WHEREOF, the Parties have executed this Marketing Statement of Work as of the date first set forth above.

ABIOMED, INC.

By:
Name:
Title:

WORLD HEART CORPORATION

By:
Name:
Title:

WORLD HEART INC.

By:
Name:
Title: